Inspire 100 ETF
BIBL
a series of Northern Lights Fund Trust IV
SUMMARY PROSPECTUS
March 30, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 30, 2026, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.inspireetf.com/fund-documents/. You can also obtain these documents at no cost by calling 877.658.9473 or by sending an email request to OrderInspireETFs@UltimusFundSolutions.com. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

Investment Objective: The Inspire 100 ETF (the “Fund”) seeks to replicate investment results that generally correspond, before fees and expenses, to the performance of the Inspire 100 Index (the “100 Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.41%
Fee Waiver and/or Expense Reimbursement(1)	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.35%
(1)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2027, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement, exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)), will not exceed 0.35% of the Fund’s average daily net assets. This fee waiver and expense reimbursement is subject to possible recoupment from the Fund if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. This agreement may be terminated by the Board of Trustees only on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$126	$224	$512

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

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Principal Investment Strategies: The Fund generally invests at least 80% of its total assets in the component securities of the 100 Index. Inspire Investing, LLC (the “Adviser” or “Index Provider”), the Fund’s index provider (and also the Fund’s investment adviser) selects domestic large capitalization equity securities and which have an Inspire Impact Score™ of zero or higher. The Adviser defines large capitalization companies to be those that are the largest 10% of the U.S. equity market.

The Inspire Impact Score™ is a proprietary selection methodology that is designed to assign a score to a particular security based on the security’s alignment with biblical values and the positive impact the issuing company has on the world. Utilizing specifically identified, publicly available and/or third-party sources, the Inspire Impact Score™ methodology endeavors to assign negative scores to, and exclude companies from, the investment universe if they are found in violation of specified categories that do not align with biblical values, and seeks to assign positive scores to companies which the Adviser has not found to be in violation of the specified exclusionary categories. The selection methodology used in calculating the Inspire Impact Score™ is separate from the fundamental and technical company research that Inspire performs for inclusion in its exchange-traded funds (“ETFs”).

It is not possible for the Adviser to be aware of every action a company takes, and there may be additional positive or problematic activities which a company engages in that are beyond what is included in the Inspire Impact Score™ calculation. The Inspire Impact Score™ is not meant to include all activities, whether public or private, of each company scored, but rather to assign a score to companies based on the data Inspire has found from the specified publicly available sources and/or third-party data providers. The Inspire Impact Score™ represents the Adviser’s viewpoint on the biblical alignment of scored investments, and other investors may have different opinions about what should or should not be considered a violation. The Adviser seeks to update Inspire Impact Scores™ in a timely fashion at regular intervals, but due to differences in research schedules, corporate engagement efforts and data publication timing, a company’s Inspire Impact Score™ may not immediately reflect all known data as soon as it is researched.

The specific exclusionary categories deemed to not be in alignment with biblical values for which the Inspire Impact Score™ seeks to assign negative scores (to companies to be excluded from the investment universe) are as follows:

•	Abortifacients: Companies that manufacture or distribute (1) abortifacient drugs (pharmaceuticals designed or used to terminate a pregnancy at any stage, from conception onward), (2) medications whose primary active ingredient (e.g., mifepristone & misoprostol) is capable of causing an abortion regardless of stated use, and/or (3) contraceptive drugs, including “emergency contraceptive” drugs (e.g., Plan B, levonorgestrel, ella, or certain hormonal IUDs), that can prevent implantation of a fertilized egg, thereby acting as an abortifacient.
•	Abortion Activism: Companies that promote abortion access through legislative support, corporate philanthropic activity, and/or employee travel benefits. Screening includes companies that have signed “Don’t Ban Equality” and/or “Don’t Ban Equality in Texas” Statement(s) from Planned Parenthood, a widely known abortion access advocate, to pledge support for legalizing abortion access and to oppose legislative bans on abortion access, companies that engage in corporate-guided philanthropy to Center for American Progress, Women and Their Bodies, and/or Pathfinder, which advocate for abortion access (seeks to exclude donations from employee matching programs, employee resource groups, donor-advised funds, and foundations), and companies that offer employee travel benefits which allow employee access to abortion services at any stage of pregnancy, according to Rhia Ventures and the 1792 Exchange. The Adviser is not able to screen for companies that donate to Planned Parenthood because its corporate donor list is no longer publicly available.
•	Abortion Services: Companies that own and operate one or more medical facilities that provide abortion procedures at any stage of pregnancy.
•	Alcohol: Companies that produce at least one alcoholic beverage or exclusively distribute alcoholic beverages.
•	Cannabis Cultivation/Processing: Companies that cultivate or process cannabis for retail or wholesale distribution.
•	Cannabis (Retail THC): Companies that produce or distribute retail cannabis products containing THC (which is the psychoactive component of cannabis).
•	Embryonic Stem Cells: Companies that perform research on or produce products using embryonic stem cells, companies that provide embryonic stem cells to other entities, and companies that utilize propagated stem cell lines which originally derived from embryonic stem cells.
•	Exploitation: Companies that contribute towards the unlawful and immoral practices of exploiting individuals for labor or sexual purposes, according to the National Center on Sexual Exploitation (NCOSE).
•	Gambling: Companies that generate revenue from gambling facilities, products, and/or services (not including third-party stores which offer Lottery services).
•	In Vitro Fertilization: Companies that offer in vitro fertilization services or manufacture equipment specifically for the purpose of in vitro fertilization procedures.
•	LGBT Activism: Companies that receive an above-average rating in an annual self-reported survey conducted by a national LGBT advocacy organization. The survey rates companies based on their corporate LGBT activism across several areas, including philanthropy, corporate policy, marketing efforts, and legislative support. The advocacy organization extrapolates the information obtained and publishes each company’s score, and an average score for all companies.
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•	Sexually Explicit: Companies that derive revenue from the creation, sale, or distribution of sexually explicit content and/or services for recreation and/or entertainment purposes. This category seeks to cover media types, such as film, print, gaming, and online that contain pornographic content, including platforms that stream movies rated for nudity and/or sex, and other explicit depictions of sex, such as audio pornography or animated sex/nudity. Also included are companies that profit from sexually immoral services, such as strip clubs and LGBT dating services, that actively promote and profit from unbiblical sexual behavior.
•	State Owned Enterprise Companies that are verifiably labeled "state owned" or have greater than 50% ownership by a nation-state/government are excluded from investment due to significant human rights violations of the following nature (as provided by U.S. Department of State): freedom of religion, sexual exploitation of children, trafficking in persons (Tier 3 only), and/or predominantly governed by Sharia Law. The current list of countries excluded from investment due to significant human rights violations is available at https://inspireinsight.com/excludedcountries.
•	Tobacco: Companies that derive revenue from producing or exclusively distributing tobacco products.

In addition to excluding companies involved in the preceding categories, the Adviser also excludes investment from companies engaged in the following categories, though they do not constitute a negative Inspire Impact Score™:

•	Contraceptives (Barrier): Companies that produce barrier-type contraceptives, such as condoms and diaphragms, which prevent pregnancy by creating a physical barrier (rather than hormonal or chemical means).
•	Weapons (Civilian Firearms): Companies that manufacture firearms for civilian use.
•	Weapons (Military): Companies that manufacture and produce completed weapons and ammunition for military use (this category does not include maintenance, repair, and operation (MRO) companies or individual components for weaponry).

The specific biblical alignment categories, for which the Inspire Impact Score™ seeks to assign positive scores (to companies not found to be in violation of the previously mentioned exclusionary categories) are listed below. FactSet provides the data for each category.

•	Air Quality: Companies that responsibly address and manage the impact of air quality resulting from stationary (e.g., factories, power plants) and mobile sources (e.g., trucks, delivery vehicles, planes) as well as industrial emissions (does not include GHG emissions).
•	Business Ethics: Companies that intentionally manage risks and opportunities surrounding ethical conduct of business, including fraud, corruption, bias, negligence, bribery, facilitation payments, fiduciary responsibilities, and other behavior that may have an ethical component.
•	Business Resilience: Companies that display a capacity to manage risks and opportunities associated with incorporating social, environmental, and political transitions into long-term business model planning despite operating in industries where evolving environmental and social realities challenge their current business approach.
•	Critical Risk Management: Companies that display responsible use of management systems and scenario planning to identify, understand, and prevent or minimize the occurrence of low-probability, high-impact accidents, and emergencies with significant probable consequences, taking into consideration the potential human, environmental, and social implications, as well as the long-term ramifications for the company.
•	Customer Privacy: Companies that responsibly address risks related to the use of personally identifiable information (PII) and other user/customer data for secondary purposes including but not limited to marketing through affiliates and non-affiliates, data collecting procedures, managing user/customer expectations, consent processes, and compliance with evolving regulation (does not include cybersecurity risks).
•	Customer Welfare: Companies that responsibly address customer welfare concerns over issues including, but not limited to, health and nutrition of foods and beverages, antibiotic use in animal production, and management of controlled substances.
•	Data Security: Companies that responsibly address management of risks related to collection, retention, and use of sensitive, confidential, and/or proprietary customer or user data, as well as strategic policies for incidents such as data breaches.
•	Employee Wellbeing: Companies that responsibly address their ability to create and maintain a safe and healthy workplace environment that is free of injuries, fatalities, and illness (both chronic and acute) through the implementation of safety management plans, training requirements, regular audits of internal practices, and systematized monitoring and testing.
•	Energy Management: Companies that conscientiously manage the environmental impacts linked to their energy consumption used in their business operations.
•	Environmental Risk Mitigation: Companies that display the ability to manage risks and opportunities associated with direct exposure of their owned or controlled assets and operations as they pertain to the potential or actual physical impacts of environmental factors, including factors such as the increased frequency and severity of extreme weather, shifting climate, sea level change, and other expected physical impacts.
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•	Ethical Labor Practices: Companies that responsibly ensure adherence to widely accepted labor standards within the workplace. This encompasses compliance with labor laws and internationally recognized norms and standards, including fundamental human rights and the prohibition of child, forced, or bonded labor, as well as exploitative labor practices.
•	Ethical Sales Practices: Companies that responsibly handle social issues arising from inadequately managing the transparency, accuracy, and comprehensibility of marketing statements, advertising, and product/service labeling.
•	Ethical Supply Chain Management: Companies that responsibly address the management of risks within their supply chain and handle issues associated with environmental and social externalities created by suppliers through their operational activities. Such issues include, but are not limited to, environmental responsibility, human rights, labor practices, ethics, and corruption.
•	Fair Competition: Companies that conscientiously manage issues associated with the existence of monopolies, which may include, but are not limited to, excessive prices, poor quality of service, and inefficiencies.
•	GHG Emissions: Companies that responsibly address direct (Scope 1) greenhouse gas (GHG) emissions they may generate through their operations, which includes GHG emissions from stationary (e.g., factories, power plants) or mobile sources (e.g., trucks, delivery vehicles, planes). The seven GHGs covered under the Kyoto Protocol are included within the category: carbon dioxide (CO2), methane (CH4), nitrous oxide (N2O), hydrofluorocarbons (HFCs), perfluorocarbons (PFCs), sulfur hexafluoride (SF6), and nitrogen trifluoride (NF3).
•	Hiring Ethics: Companies that responsibly address their ability to ensure culture, hiring, and promotion practices do not discriminate based on race, gender, ethnicity, religion, and other factors.
•	Human Rights: Companies that responsibly manage the relationship between their business and the communities in which they operate, including, but not limited to, management of direct and indirect impacts on core human rights, the treatment of indigenous peoples, and the impact of local businesses.
•	Low Ecological Impact: Companies that demonstrate conscientious knowledge and management of their impact on ecosystems and biodiversity through activities including, but not limited to, land use for exploration, natural resource extraction, and cultivation, as well as project development, construction, and siting.
•	Materials Efficiency: Companies that responsibly address issues related to the resilience of materials supply chains to impacts of climate change and other external environmental and social factors, including, but not limited to, product design, manufacturing, end-of-life management, reduction of key material usage, maximizing planning efficiency, and R&D material diversity.
•	Product Safety: Companies that responsibly address issues involving unintended characteristics of products sold or services provided that may create health or safety risks to end-users, meet customer expectations, manage liability concerns, product testing, and intentionally acknowledge recalls or market withdraws.
•	Product Sustainability: Companies that conscientiously acknowledge the characteristics of products and services provided or sold and address customer and societal demand for more sustainable products and services as well as meet evolving environmental and social regulations.
•	Regulatory Adherence: Companies that responsibly engage with regulators in cases where conflicting corporate and public interests may have the potential for long-term adverse direct or indirect environmental and social impacts and display their level of reliance on regulatory policy or monetary incentives while acknowledging the necessity of regulatory compliance within a competitive business environment.
•	Systemic Risk Management: Companies that responsibly manage systemic risks resulting from large-scale weakening or collapse of systems upon which the economy and society depend, such as financial systems, natural resource systems, and technological systems.
•	Waste & Hazmat Management: Companies that responsibly address environmental issues associated with the hazardous and non-hazardous waste they generate and the treatment, handling, storage, disposal, and regulatory compliance.
•	Water Conservation: Companies that conscientiously manage their water use, water consumption, wastewater generation, water recycling, water treatment, and any other operations pertaining to water resources, which may be influenced by regional differences in the availability and quality of and competition for water resources.

The Index Provider uses software that analyzes publicly available data relating to the primary business activities, products and services, philanthropy, legal activities, policies and practices when assigning Inspire Impact Scores™ to a company. The 100 securities without a negative Inspire Impact Scores™ are included in the 100 Index and are market capitalization weighted so that components with higher market values have a higher weighting in the 100 Index. The Inspire Impact Scores™ of the securities in the 100 Index are reviewed semi-annually for activities that would cause it to be removed from the investment universe due to participation in the activities described above that do not align with biblical values, and the 100 Index is rebalanced annually. If, upon review, the Inspire Impact Score™ of a security falls below the threshold level for inclusion in the 100 Index, the security is removed from the 100 Index and replaced with a higher scoring security. A security with a score of zero—indicating that the issuer has no violations to merit a negative score, but there is insufficient data to assess a positive score—may be included in the 100 Index.

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The Fund may or may not hold all of the securities in the 100 Index because, in certain circumstances, it may not be possible or practicable to purchase all of the securities in the 100 Index in their proportionate weightings. In that case, the Adviser may purchase a sample of the securities in the 100 Index to track the 100 Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of the 100 Index. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the 100 Index concentrates in an industry or group of industries.

Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and price of shares and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Asset Class Risk: Securities in the 100 Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Authorized Participant Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares (“Shares”) may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Biblically Responsible Investment Risk: The Fund invests at least 80% of its assets in the component securities of the 100 Index which uses the Inspire Impact Score™ and related biblical values screening criteria in selecting its component securities. As a result of its strategy, the 100 Index’s exclusion of securities of certain issuers for nonfinancial reasons may cause the Fund to forgo some market opportunities available to funds that do not use these criteria. This could be due to biblically responsible companies falling out of favor with investors or failing to perform as well as companies that do not receive a favorable Inspire Impact Score™.

Concentration Risk: The Fund may focus its investments in securities of a particular industry to the extent the 100 Index does. Economic, legislative or regulatory developments may occur that significantly affect the industry. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular industry.

Early Close/Trading Halt Risk: An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risks: Fluctuations in the value of equity securities held by the Fund will cause the NAV of the Fund and the price of Shares to fluctuate.

•	Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
•	Preferred Stock Risk. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund.
•	REIT Risk. The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

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ETF Structure Risks: The Fund is structured as an ETF and as a result is subject to special risks, including:

•	Not Individually Redeemable. Shares are not redeemable by retail investors and may be redeemed only by the Authorized Participants at NAV and only in Creation Units. An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. Trading in Fund shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by Exchange specialists, market makers or other participants that trade the particular security. The market price of Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

Large Capitalization Company Risk: The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, climate-change and climate-related events, epidemics, terrorism, international conflicts, tariffs and trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

Passive Investment Risk: The Fund is not actively managed and the Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the 100 Index or the selling of shares of that security is otherwise required upon a rebalancing of the 100 Index as addressed in the 100 Index methodology.

Sampling Risk: If used, the Fund’s representative sampling approach could result in it holding a smaller number of securities than are in the 100 Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the 100 Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Sector Exposure Risk: The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments.

•	Industrials Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.
•	Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence.
•	Real Estate Sector Risk. Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry. The value of securities of issuers in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, and the management skill and creditworthiness of the issuer.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of the 100 Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the 100 Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the 100 Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the 100 Index does not.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s one-year, five-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.inspireetf.com.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	2nd Quarter 2020	23.67%
Worst Quarter:	2nd Quarter 2022	(18.79)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

	One Year	Five Years	Since Inception (10/30/17)
Return before taxes	17.14%	8.75%	11.00%
Return after taxes on distributions	16.83%	7.57%	10.08%
Return after taxes on distributions and sale of Fund shares	10.33%	6.60%	8.73%
Inspire 100 Index	17.60%	9.25%	11.77%
S&P 500 Index*	17.88%	14.42%	14.61%
*	The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Unlike the Fund’s returns, the index does not reflect any fees or expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Adviser: Inspire Investing, LLC.

Portfolio Managers: Darrell Jayroe, CFA®, Senior Portfolio Manager of the Adviser, and Robert Netzly, Chief Executive Officer of the Adviser, have each served the Fund as a portfolio manager since it commenced operations in October 2017. Tim Schwarzenberger, CFA®, Portfolio Manager of the Adviser, has served the Fund as a portfolio manager since March 2022.

Purchase and Sale of Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.inspireetf.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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